Exhibit 99.1

FOR IMMEDIATE RELEASE

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

•	Revenue increased $1.7 million to $39.4 million driven by Aerospace sales growth of 16.3%

•	Consolidated operating profit grew to $1.6 million and operating margin expanded 250 bps to 4.0%

•	Net income increased $1.0 million year-over-year to $0.7 million, or $0.08 per diluted share, compared with prior-year loss; Adjusted EBITDA increased 31.0% to $4.1 million

•	Total orders in the quarter were up 32.6% to $46.3 million for a book-to-bill ratio of 118%

•

Total debt of $35.9 million was reduced by $8.8 million compared with the first quarter of fiscal 2026 and $1.7 million compared with the fourth quarter of fiscal 2026; net debt of $31.2 million was down $2.3 million in the quarter compared with the fourth quarter of fiscal 2026

West Warwick, R.I., June 8, 2026 – AstroNova, Inc. (Nasdaq: ALOT), a leading innovator in specialized print technology solutions, today announced financial results for its fiscal 2027 first quarter ended April 30, 2026.

Jorik Ittmann, President and Chief Executive Officer of AstroNova, stated, “We had a solid start to fiscal 2027, with revenue increasing over 4% while operating profit grew over 170%. Our ToughWriter® branded flight deck printer is now the predominant product sold by our Aerospace segment. As a result, we had higher volume combined with improved pricing which drove profitability for that segment. In addition, our Product ID progress continues to strengthen its sales, marketing and operations with upgraded talent and an ever more sophisticated, customer-centric approach to the business. We are encouraged by our momentum and remain confident in the outlook for a strong year.”

First Quarter Fiscal 2027 Overview1 (comparisons are to the prior-year period unless noted otherwise)

	Three Months Ended
	April 30, 2026	April 30, 2025	$ Variance	% Variance

Revenue	$39,364	$37,708	$1,656	4.4%
Gross Profit	$14,425	$11,951	$2,474	20.7%
Gross Profit Margin	36.6%	31.7%
Non-GAAP Gross Profit	$14,552	$12,352	$2,200	17.8%
Non-GAAP Adjusted Gross Profit Margin	36.9%	32.8%
Operating Income (Loss)	$1,562	$571	$991	173.7%
Operating Margin	4.0%	1.5%
Non-GAAP Operating Income	$2,589	$1,527	$1,062	69.5%
Non-GAAP Operating Income Margin	6.6%	4.0%
Net Income (Loss)	$653	$(376)	$1,029	(273.5)%
Non-GAAP Net Income (Loss)	$1,443	$354	$1,089	307.8%
Adjusted EBITDA	$4,122	$3,148	$974	30.9%
Adjusted EBITDA Margin	10.5%	8.3%

[1]

Non-GAAP gross profit, Non-GAAP gross profit margin, Non-GAAP operating income, Non-GAAP operating income margin, Non-GAAP net income, adjusted EBITDA and adjusted EBITDA margin are Non-GAAP financial measures. Refer to the reconciliation of GAAP to non-GAAP measures in the tables that accompany this news release.

-MORE-

AstroNova Inc. | 600 East Greenwich Avenue | West Warwick, RI 02893 | 401.828.4000

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

Compared with the prior-year period, revenue increased $1.7 million, or 4.4%, driven by Aerospace segment growth that was marginally offset by a slight decline in Product ID revenue. Tariff mitigation contributed $0.7 million in revenue and foreign currency translation was a $0.6 million benefit to revenue in the quarter.

Gross profit increased $2.5 million, or 20.7%, and gross margin expanded 490 basis points to 36.6% primarily reflecting higher Aerospace volume and favorable mix. On an adjusted basis, excluding restructuring charges of $0.4 million and a $0.3 million net inventory reserve reversal, gross margin expanded 410 basis points from the prior-year to 36.9%.

Operating expenses in the quarter of $12.9 million included $0.7 million of non-recurring legal and professional fees. Higher gross profit combined with cost containment initiatives resulted in operating income increasing $1.0 million to $1.6 million in the quarter while operating margin expanded 250 basis points. Excluding non-recurring items, non-GAAP operating income increased 69.5% to $2.6 million compared with the prior-year period.

Interest expense of $0.7 million decreased $0.2 million from the prior-year period, reflecting lower outstanding debt. Net income grew to $0.7 million, or $0.08 per diluted share, compared with a net loss in the prior-year period. Non-GAAP net income increased to $1.4 million, or $0.19 per share, as a result of the improved performance in the quarter. Adjusted EBITDA was $4.1 million and Adjusted EBITDA margin was 10.5%.

Aerospace Segment Review

Aerospace segment revenue grew $1.9 million, or 16.3%, to $13.3 million compared with the prior year. Growth was driven by higher hardware volume and favorable product mix as commercial OEM production rates continued to increase. Aerospace hardware revenue grew 37.9% to $9.0 million year-over-year reflecting continued conversion to the ToughWriter® platform.

Aerospace segment operating profit increased $1.9 million, or 96%, to $3.9 million driven by improved volume and pricing. Non-GAAP segment operating income was $3.4 million, or 25.6% of revenue, compared with $2.2 million in the prior-year period.

Orders in the quarter for the Aerospace segment increased 125.1% to $19.5 million for a book-to-bill ratio of 147% reflecting strong demand from OEMs for new build aircraft. Backlog at the end of the first quarter was $18.2 million, an increase of $6.2 million from the end of fiscal 2026 and more than double the $7.4 million at the end of the prior-year period.

Product Identification (Product ID) Segment Review

Product ID revenue was $26.1 million for the first quarter of fiscal 2027, down 0.8%, or $0.2 million, compared with the prior year. Hardware revenue increased modestly on new customer acquisition while recurring revenue was down $0.2 million. Recurring revenue represented approximately 82% of total segment sales. The year-over-year decline in direct-to-package revenue reflects the planned migration from legacy Trojan-platform products to MTEX-based solutions that the Company expects to begin to ramp in the second quarter of fiscal 2027.

Product ID segment operating income was $0.6 million, double over the prior-year period, reflecting improving productivity, better cost control and favorable aftermarket mix. Non-GAAP segment operating income was $1.3 million, or 4.8% of revenue, compared with $1.0 million in the prior-year period.

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

Orders in the quarter for the Product ID segment increased $0.5 million, or 2.1%, to $26.8 million compared with the prior-year period. The book-to-bill ratio for the segment was 103% and backlog at the end of the first quarter was $14.2 million.

Balance Sheet and Cash Flow

Cash from operations in the first quarter of fiscal 2027 was $3.0 million compared with $4.4 million in the prior year period as stronger cash earnings were offset by higher working capital requirements due to timing of receivables from customers and inventory requirements to support growth.

Capital expenditures in the quarter were $36 thousand compared with $60 thousand in the prior year.

Cash at the end of the first quarter of fiscal 2027 was $4.7 million compared with $4.1 million at the end of fiscal 2026. Net debt as of April 30, 2026, was $31.2 million, a reduction of $2.3 million, or 6.9%, compared with the end of the fourth quarter of fiscal 2026.

Earnings Conference Call Information

AstroNova will host a conference call and webcast at 8:15 a.m. ET on Monday, June 8, 2026, to review financial and operating results for the first quarter of fiscal 2027. A question and answer session will follow.

To access the conference call, please dial (201) 689-8560 or find the webcast and accompanying slide presentation at https://investors.astronovainc.com/investors/events-and-presentations/default.aspx.

A telephonic replay will be available from 12:00 p.m. ET on the day of the call through Monday, June 22, 2026. To listen to the archived call, dial (412) 317-6671 and enter a replay PIN 13760545. The webcast replay will be available on the Investor Relations section of the Company’s website where a transcript will be posted once available.

About AstroNova, Inc.

AstroNova (Nasdaq: ALOT) is a global provider of printing technologies serving regulated and industrial markets. The Company designs, manufactures, distributes, and services solutions that enable customers to identify, track, and communicate essential product and safety information across a wide range of applications and media. AstroNova supports customers by enabling safety, accuracy and durability for flight deck communications, medical device and healthcare products, essential chemical products, and mission-critical industrial components, while ensuring compliance with local and regional regulatory requirements.

The Product Identification segment delivers end-to-end marking and identification solutions, including hardware, software, and consumables for OEMs, commercial printers, and brand owners. These solutions are used across labels, flexible packaging, corrugated, and industrial substrates, where durability, traceability, and compliance are essential. The Aerospace segment is a global leader in providing products designed for airborne printing solutions, avionics, and data acquisition, including flight deck printing solutions, networking hardware, and specialized aerospace-grade supplies. For more information please visit: www.astronovainc.com.

Use of Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this news release contains the Non-GAAP financial measures: Non-GAAP gross profit, Non-GAAP gross profit margin, Non-GAAP operating expenses, Non-GAAP operating income, Non-GAAP operating income margin, Non-GAAP net income (loss), Non-GAAP net income per Common Share—diluted, Non-GAAP segment gross profit, Non-GAAP segment gross profit margin, Non-GAAP segment operating income,

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

Non-GAAP segment operating margin, Adjusted EBITDA and Adjusted EBITDA Margin. AstroNova believes that the inclusion of these Non-GAAP financial measures helps investors gain a meaningful understanding of changes in the Company’s core operating results and can help investors who wish to make comparisons between AstroNova and other companies on both a GAAP and a Non-GAAP basis. AstroNova’s management uses these Non-GAAP financial measures, in addition to GAAP financial measures, as the basis for measuring its core operating performance and comparing such performance to that of prior periods and to the performance of its competitors. These measures are also used by the Company’s management to assist with their financial and operating decision-making. Please refer to the financial reconciliation table included in this news release for a reconciliation of the Non-GAAP measures to the most directly comparable GAAP measures for the three months ended April 30, 2026 and 2025.

Forward-Looking Statements

Information included in this news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but rather reflect our current expectations concerning future events and results. These statements may include the use of the words “believes,” “expects,” “intends,” “plans,” “anticipates,” “likely,” “continues,” “may,” “will,” and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning the Company’s anticipated performance, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, (i) the risk that our efforts to improve sales in our Product Identification segment may not result in the benefits we expect, (ii) the risk that our Aerospace customers may not continue to convert to our ToughWriter® printer in the volumes or on the schedule that we expect; (iii) the risk that we may not realize the anticipated benefits of our next-generation print engine technology; and (iv) those factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026 and subsequent filings AstroNova makes with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The reader is cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this news release.

Contact:

Deborah Pawlowski, IRC, Alliance Advisors

Email: dpawlowski@allianceadvisors.com

Phone: 716.843.3908

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

ASTRONOVA, INC.

Condensed Consolidated Statements of Income (Loss)

In Thousands Except for Per Share Data

(Unaudited)

	Three Months Ended
	April 30, 2026	April 30, 2025	$ Variance	% Variance
Revenue	$39,364	$37,708	$1,656	4.4%
Cost of Revenue	24,939	25,757	(818)	(3.2)%

Gross Profit	14,425	11,951	2,474	20.7%
Total Gross Profit Margin	36.6%	31.7%
Operating Expenses:
Selling & Marketing	5,692	5,605	87	1.6%
Research & Development	1,809	1,529	280	18.3%
General & Administrative	5,363	4,246	1,117	26.3%

Total Operating Expenses	12,864	11,380	1,484	13.0%
Operating Income	1,562	571	991	173.7%
Total Operating Margin	4.0%	1.5%
Interest Expense	675	897	(222)	(24.7)%
Other (Income)/Expense, net	38	(25)	63	(250.0)%

Income (Loss) Before Taxes	849	(301)	1,150	(381.7)%
Income Tax Provision	196	75	121	161.3%

Net Income (Loss)	$653	$(376)	$1,029	(273.5)%

Net Income (Loss) per Common Share - Basic	$0.09	$(0.05)

Net Income (Loss) per Common Share - Diluted	$0.08	$(0.05)

Weighted Average Number of Common Shares - Basic	7,678	7,560
Weighted Average Number of Common Shares - Diluted	7,774	7,560

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

ASTRONOVA, INC.

Condensed Consolidated Balance Sheets

In Thousands

(Unaudited)

	April 30, 2026	Jan 31, 2026
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$4,675	$4,072
Accounts Receivable, net	21,627	18,985
Inventories, net	43,926	43,252
Prepaid Expenses and Other Current Assets	4,425	4,395

Total Current Assets	74,653	70,704
PROPERTY, PLANT AND EQUIPMENT	40,364	40,400
Less Accumulated Depreciation	(26,718)	(26,272)

Property, Plant and Equipment, net	13,646	14,128
OTHER ASSETS
Identifiable Intangibles, net	20,684	21,496
Goodwill	17,244	17,376
Deferred Tax Assets, net	9,780	9,831
Right of Use Asset	2,307	2,466
Other Assets	1,542	1,565

TOTAL ASSETS	$139,856	$137,566

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable	$7,601	$6,806
Accrued Compensation	4,673	4,390
Other Accrued Expenses	7,564	4,702
Revolving Line of Credit	15,398	16,273
Current Portion of Long-Term Debt	4,272	3,033
Current Liability – Royalty Obligation	1,233	1,656
Current Liability – Excess Royalty Payment Due	194	331
Income Taxes Payable	1,036	691
Deferred Revenue	393	489

Total Current Liabilities	42,364	38,371
NON-CURRENT LIABILITIES
Long-Term Debt, net of current portion	16,234	18,295
Lease Liabilities, net of current portion	1,784	1,953
Grant Deferred Revenue	926	899
Royalty Obligation, net of current portion	160	145
Income Tax Payables	800	800
Other Long-Term Liability	66	241

TOTAL LIABILITIES	62,334	60,704
SHAREHOLDERS’ EQUITY
Common Stock	558	554
Additional Paid-in Capital	66,889	66,329
Retained Earnings	47,657	47,004
Treasury Stock	(35,418)	(35,227)
Accumulated Other Comprehensive Loss, net of tax	(2,164)	(1,798)

TOTAL SHAREHOLDERS’ EQUITY	77,522	76,862

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$139,856	$137,566

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

ASTRONOVA, INC.

Condensed Consolidated Statements of Cash Flows

(In Thousands)

(Unaudited)

	Three Months Ended
	April 30, 2026	April 30, 2025
Cash Flows from Operating Activities:
Net Income (Loss)	$653	$(376)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and Amortization	1,182	1,290
Grant Income Included in Depreciation	69	56
Amortization of Debt Issuance Costs	10	8
Share-Based Compensation	389	306
Deferred Income Tax Provision (Benefit)	37	(52)
Changes in Assets and Liabilities:
Accounts Receivable	(2,691)	210
Inventories	(766)	(2,704)
Income Taxes	146	172
Accounts Payable and Accrued Expenses	3,902	3,622
Deferred Revenue	(73)	1,041
Other	163	822

Net Cash Provided by Operating Activities	3,021	4,395
Cash Flows from Investing Activities:
Purchases of Property, Plant and Equipment	(36)	(60)

Net Cash Used for Investing Activities	(36)	(60)
Cash Flows from Financing Activities:
Net Cash Proceeds from Share Purchases under Employee Stock Purchase Plan	—	51
Net Cash Used for Payment of Taxes Related to Vested Restricted Stock	(191)	(155)
Revolving Credit Facility, net	(824)	(2,872)
Payment of Minimum Guarantee Royalty Obligation	(423)	(428)
Principal Payments of Long-Term Debt	(809)	(826)

Net Cash Provided by (Used for) Financing Activities	(2,247)	(4,230)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	(135)	198

Net Increase in Cash and Cash Equivalents	602	303
Cash and Cash Equivalents, Beginning of Period	4,072	5,050

Cash and Cash Equivalents, End of Period	$4,675	$5,353

Supplemental Information:
Cash Paid (Received) During the Period for:
Interest	$652	$770
Income Taxes, net of refunds	$50	$(100)
Non-Cash Transactions:
Operating Lease Obtained in Exchange for Operating Lease Liabilities	$—	$936

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

ASTRONOVA, INC.

Segment Sales and Profit

(Unaudited, $ in thousands)

	Three Months Ended
($ in thousands)	April 30, 2026	April 30, 2025
Revenue:
Product ID	$26,089	$26,289
Aerospace	13,275	11,419

Total Revenue	$39,364	$37,708

Gross Profit:
Product ID	$8,403	$8,233
Aerospace	6,022	3,718

Gross Profit	$14,425	$11,951

Gross Profit Margin:
Product ID	32.2%	31.3%
Aerospace	45.4%	32.6%

Gross Profit Margin	36.6%	31.7%

Segment Operating Income:
Product ID	$566	$260
Aerospace	3,878	1,979

Total Segment Operating Income	$4,444	$2,239

Segment Operating Margin:
Product ID	2.2%	1.0%
Aerospace	29.2%	17.3%

Total Segment Operating Margin	11.3%	5.9%

Corporate Expense	(2,882)	(1,668)

Operating Income (Loss)	$1,562	$571
Interest Expense	675	897
Other (Income)/Expense, net	38	(25)

Income (Loss) Before Income Taxes	$849	$(301)
Income Tax Provision (Benefit)	196	75

Net Income (Loss)	$653	$(376)

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

ASTRONOVA, INC.

Segment Sales and Non-GAAP Profit

(Unaudited, $ in thousands)

	Three Months Ended
($ in thousands)	April 30, 2026	April 30, 2025
Revenue:
Product ID	$26,089	$26,289
Aerospace	13,275	11,419

Total Revenue	$39,364	$37,708

Gross Profit:
Product ID	$9,023	$8,465
Aerospace	5,527	3,887

Non-GAAP Gross Profit	$14,550	$12,352

Gross Profit Margin:
Product ID	34.6%	32.2%
Aerospace	41.6%	34.0%

Non-GAAP Gross Profit Margin	36.9%	32.8%

Segment Operating Income:
Product ID	$1,263	$995
Aerospace	3,393	2,150

Total Non-GAAP Segment Operating Income	$4,656	$3,145

Segment Operating Margin:
Product ID	4.8%	3.8%
Aerospace	25.6%	18.8%

Total Non-GAAP Segment Operating Margin	11.8%	8.3%

Corporate Expense	(2,067)	(1,620)

Non-GAAP Operating Income	$2,589	$1,527
Interest Expense	$675	$897
Other (Income)/Expense, net	38	(25)

Income Before Income Taxes	$1,876	$655
Adjusted Income Tax Provision (Benefit)	433	301

Non-GAAP Net Income	$1,443	$354

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

ASTRONOVA, INC.

Revenue by Market

(in thousands)

(unaudited)

Product ID:	Q1 FY26	Q2 FY26	Q3 FY26	Q4 FY26	FY2026	Q1 FY27	YTD FY2027
Desktop Label Printers	$15,478	$15,190	$16,115	15,041	61,824	$15,466	15,466
Mail & Sheet/Flat Pack Printers	4,050	3,740	4,280	4,138	16,208	4,095	4,095
Professional Label Printers	3,247	3,506	3,636	3,863	14,252	3,503	3,503
Direct to Package/Overprint Printers	3,396	2,230	2,371	2,579	10,576	2,248	2,248
Flexible Packaging Printers	30	69	79	38	216	47	47
Other	88	19	368	670	1,145	731	731

TOTAL	$26,289	$24,754	$26,849	26,329	104,221	$26,089	26,089

Aerospace:	Q1 FY26*	Q2 FY26	Q3 FY26	Q4 FY26	FY2026	Q1 FY27	YTD FY2027
Commercial Aircraft	$4,953	$4,714	$5,764	$5,030	$20,461	$7,247	$7,247
Aftermarket	4,911	4,953	4,955	4,831	19,650	4,275	4,275
Defense	811	1,047	766	885	3,509	754	754
Regional and Biz Jet Aircraft	396	431	634	195	1,656	564	564
Other	348	203	201	266	1,018	435	435

TOTAL	$11,419	$11,348	$12,320	$11,207	$46,294	$13,275	$13,275

Consolidated Total	$37,708	$36,102	$39,169	37,536	150,515	$39,364	39,364

*

Q1 fiscal 2026 revenue by market has been revised from amount previously reported in our Q1 fiscal 2026 press release issued on June 5, 2025, to correct a classification error between market categories. Total Q1 2026 fiscal sales were unaffected.

ASTRONOVA, INC.

Revenue by Type

(Unaudited, $ in thousands)

	Q1 FY26	Q2 FY26	Q3 FY26	Q4 FY26	FY 2026	Q1 FY27	YTD FY2027
Product ID
Product ID HW	$4,776	$4,511	$5,357	$5,332	$19,976	$4,783	$4,783
Product ID Recurring Supplies, Parts & Service	21,513	20,243	21,492	20,997	84,245	21,306	21,306

Total Product ID	$26,289	$24,754	$26,849	$26,329	$104,221	$26,089	$26,089
Aerospace
Aerospace HW	$6,519	$6,425	$7,360	$6,369	$26,672	$8,992	$8,992
Aerospace Recurring Supplies, Parts & Service	4,900	4,923	4,960	4,838	19,622	4,283	4,283

Total Aerospace	$11,419	$11,348	$12,320	$11,207	$46,294	$13,275	$13,275
Consolidated
AstroNova HW	$11,295	$10,936	$12,717	$11,701	$46,648	$13,775	$13,775
AstroNova Recurring Supplies, Parts & Service	26,413	25,166	26,452	25,835	103,867	25,589	25,589

TOTAL	$37,708	$36,102	$39,169	$37,536	$150,515	$39,364	$39,363

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

ASTRONOVA, INC.

Bookings and Backlog

(Unaudited, $ in thousands)

AstroNova
	Q1 FY26	Q2 FY26	Q3 FY26	Q4 FY26	FY 2026	Q1 FY27	YTD FY2027
Backlog Beginning of Period (incl. MTEX)	$28,307	$25,491	$25,291	$21,989	$28,307	$25,530	$25,530
Revenue Recognized (Billings)	$37,708	$36,102	$39,169	$37,536	$150,515	$39,364	$39,364
New Bookings During Period	$34,893	$35,901	$35,867	$41,077	$147,738	$46,261	$46,261
Backlog End of Period	$25,491	$25,291	$21,989	$25,530	$25,530	$32,426	$32,426
Book/Bill%	93%	99%	92%	109%	96%	118%	118%

Product Identification
	Q1 FY26	Q2 FY26	Q3 FY26	Q4 FY26	FY 2026	Q1 FY27	YTD FY2027
Backlog Beginning of Period (incl. MTEX)	$18,091	$18,044	$16,727	$12,351	$18,091	$13,482	$13,482
Revenue Recognized (Billings)	$26,289	$24,754	$26,849	$26,329	$104,221	$26,089	$26,089
New Bookings During Period	$26,242	$23,437	$22,473	$27,460	$99,612	$26,789	$26,789
Backlog End of Period	$18,044	$16,727	$12,351	$13,484	$13,482	$14,182	$14,182
Book/Bill%	100%	95%	84%	104%	95%	103%	103%

Aerospace
	Q1 FY26	Q2 FY26	Q3 FY26	Q4 FY26	FY 2025	Q1 FY27	YTD FY2027
Backlog Beginning of Period	$10,216	$7,447	$8,563	$9,638	$10,216	$12,048	$12,048
Revenue Recognized (Billings)	$11,419	$11,348	$12,320	$11,207	$46,294	$13,275	$13,275
New Bookings During Period	$8,651	$12,464	$13,394	$13,617	$48,126	$19,471	$19,471
Backlog End of Period	$7,447	$8,563	$9,638	$12,047	$12,048	$18,244	$18,244
Book/Bill%	76%	110%	109%	122%	97%	147%	147%

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

ASTRONOVA, INC.

Segment Sales and Profit – Historical Quarterly Summary (Recast)

(unaudited, $ in thousands)

	FY24	Q1	Q2	Q3	Q4	FY25	Q1	Q2	Q3	Q4	FY26	Q1 FY27
Revenue	$44,045	9,776	13,374	14,105	11,683	$48,938	11,419	11,348	12,320	11,206	$46,294	13,275
Gross profit	$15,900	3,456	5,548	5,093	3,989	$18,087	3,718	3,721	6,121	4,236	$17,797	6,022

Gross Profit Margin	36.1%	35.4%	41.5%	36.1%	34.1%	37.0%	32.6%	32.8%	49.7%	37.8%	38.4%	45.4%
Operating Expenses:
Selling & Marketing	$3,433	904	899	913	822	$3,537	481	911	1,095	772	$3,260	903
Research & Development	$2,347	801	781	877	785	$3,243	652	603	710	656	$2,621	548
General & Administrative	$1,881	644	567	512	497	$2,220	606	540	536	471	$2,154	693

Total Operating Expenses	$7,661	2,348	2,246	2,301	2,104	$9,000	1,739	2,055	2,341	1,899	$8,034	2,144
Aerospace Operating Income	$8,240	1,108	3,302	2,792	1,885	$9,087	1,979	1,666	3,780	2,338	$9,763	3,878

Aerospace Operating Margin	18.7%	11.3%	24.7%	19.8%	16.1%	18.6%	17.3%	14.7%	30.7%	20.9%	21.1%	29.2%
Non-GAAP
Aerospace Adjusted EBITDA[1]	$10,239	1,519	3,719	3,193	2,279	$10,710	2,566	2,081	3,911	3,104	$11,662	3,769

Adjusted EBITDA Margin[1]	23.2%	15.5%	27.8%	22.6%	19.5%	21.9%	22.5%	18.3%	31.7%	27.7%	25.2%	28.4%

	FY24	Q1	Q2	Q3	Q4	FY25	Q1	Q2	Q3	Q4	FY26	Q1 FY27
Revenue	$104,041	23,185	27,165	26,317	25,679	$102,345	26,289	24,754	26,849	26,330	$104,221	26,089
Gross profit	$33,604	8,002	8,315	8,015	8,236	$32,570	8,233	7,194	7,323	7,088	$29,838	8,403

Gross Profit Margin	32.3%	34.5%	30.6%	30.5%	32.1%	31.8%	31.3%	29.1%	27.3%	26.9%	28.6%	32.2%
Operating Expenses:
Selling & Marketing	$19,971	4,436	5,567	5,438	5,274	$20,715	5,124	4,935	4,773	4,870	$19,703	4,789
Research & Development	$3,994	670	507	795	832	$2,804	877	961	1,188	1,141	$4,167	1,261
General & Administrative	$4,314	1,447	2,363	1,896	15,206	$20,911	1,971	1,490	1,667	1,310	$6,439	1,787

Total Operating Expenses	$28,280	6,553	8,437	8,128	21,312	$44,430	7,973	7,387	7,628	7,323	$30,310	7,837
Product ID Operating Income	$5,325	1,449	(121)	(112)	(13,076)	$(11,860)	260	(192)	(304)	(234)	$(471)	566

Product ID Operating Margin	5.1%	6.2%	-0.4%	-0.4%	-50.9%	-11.6%	1.0%	-0.8%	-1.1%	-0.9%	-0.5%	2.2%
Non-GAAP
Product ID Adjusted EBITDA[1]	$11,156	2,046	1,619	1,269	1,615	$6,550	1,903	870	1,371	1,095	$5,239	2,112

Adjusted EBITDA Margin[1]	10.7%	8.8%	6.0%	4.8%	6.3%	6.4%	7.2%	3.5%	5.1%	4.2%	5.0%	8.1%
Corporate Expense	$4,768	1,211	2,120	1,416	1,120	$5,867	1,668	2,181	2,187	2,049	$8,086	2,882
Consolidated Operating Income	8,796	1,346	1,061	1,264	(12,311)	(8,640)	571	(708)	1,288	55	1,207	1,562

Consolidated Operating Margin	5.9%	4.1%	2.6%	3.1%	-33.0%	-5.7%	1.5%	-2.0%	3.3%	0.1%	0.8%	4.0%
Non-GAAP
Adjusted EBITDA[1]	$17,601	2,463	3,849	3,230	2,793	$12,336	3,148	2,056	4,173	3,306	$12,681	4,122

Adjusted EBITDA Margin[1]	11.9%	7.5%	9.5%	8.0%	7.5%	8.2%	8.3%	5.7%	10.7%	8.8%	8.4%	10.5%

[1]	Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP metrics. Please refer to the reconciliation of GAAP to non-GAAP metrics in the tables that accompany this news release.

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

ASTRONOVA, INC.

Reconciliation of GAAP to Non-GAAP Items

In Thousands Except for Per Share Data

(Unaudited)

	Three Months Ended
	April 30, 2026	April 30, 2025
Revenue	$39,364	$37,708

Gross Profit	$14,425	$11,951
Inventory Step-Up	—	61
Inventory Provision	(263)	—
Restructuring Charges	360	340
Non-Recurring Legal, Professional & Other Expenses	29	—

Non-GAAP Gross Profit	$14,552	$12,352

Gross Profit Margin	36.6%	31.7%
Non-GAAP Gross Profit Margin	36.9%	32.8%
Operating Expenses	$12,863	$11,382
MTEX-related Acquisition Expenses	—	(337)
Bonus	(165)	—
Restructuring Charges	(2)	(219)
Non-Recurring Legal, Professional & Other Expenses	(734)	—

Non-GAAP Operating Expenses	$11,962	$10,826

Operating Income	$1,562	$571
MTEX-related Acquisition Expenses	—	337
Inventory Step-Up	—	61
Inventory Provision	(263)	—
Bonus	165	—
Restructuring Charges	362	558
Non-Recurring Legal, Professional & Other Expenses	763	—

Non-GAAP Operating Income	$2,589	$1,527

Operating Income Margin	4.0%	1.5%
Non-GAAP Operating Income Margin	6.6%	4.0%
Net Income (Loss)	$653	$(376)
MTEX-related Acquisition Expenses(1)	—	257
Inventory Step-Up(1)	—	49
Inventory Provision(1)	(192)	—
Bonus(1)	125	—
Restructuring Charges(1)	276	424
Non-Recurring Legal, Professional, and Other Expenses(1)	581	—

Non-GAAP Net Income	$1,443	$354

Diluted Earnings (Loss) Per Share	$0.08	$(0.05)
MTEX-related Acquisition Expenses(1)	—	0.03
Inventory Step-Up(1)	—	0.01
Inventory Provision(1)	(0.02)	—
Bonus(1)	0.02	—
Restructuring Charges(1)	0.04	0.06
Non-Recurring Legal, Prfessional and Other Expenses(1)	0.07	—

Non-GAAP Diluted Earnings Per Share	$0.19	$0.05

(1)	Net of taxes

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

ASTRONOVA, INC.

Reconciliation of Net Income (Loss) to Adjusted EBITDA

Amounts In Thousands

(Unaudited)

	Three Months Ended
	April 30, 2026	April 30, 2025
Net Income (Loss)	$653	$(376)
Interest Expense	675	897
Income Tax Expense	196	75
Depreciation & Amortization	1,182	1,290

EBITDA	$2,706	$1,886
Share-Based Compensation	389	306
Bonus	165	—
MTEX-related Acquisition Expenses	—	337
Inventory Step-Up	—	61
Inventory Provision	(263)	—
Restructuring Charges	362	558
Non-Recurring Legal Expenses	763	—
Adjusted EBITDA	$4,122	$3,148

Revenue	$39,364	$37,708

Net Income (Loss) Margin	1.7%	(1.0)%
Adjusted EBITDA Margin	10.5%	8.3%

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

ASTRONOVA, INC.

Reconciliation of Segment Gross Profit to Non-GAAP Segment Gross Profit and Margin

Amounts In Thousands

(Unaudited)

	Three Months Ended
	April 30, 2026			April 30, 2025
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Gross Profit	$8,403	$6,022	$14,425	$8,233	$3,718	$11,951
Inventory Step-Up	—	—	—	61	—	61
Inventory Provision	232	(495)	(263)	—	—	—
Restructuring Charges	360	—	360	171	169	340
Non-Recurring Legal, Professional & Other Expenses	29	—	29	—	—	—

Non-GAAP - Segment Gross Profit	$9,023	$5,527	$14,551	$8,465	$3,887	$12,352

Revenue	$26,089	$13,275	$39,364	$26,289	$11,419	$37,708
Gross Profit Margin	32.2%	45.4%	36.6%	31.3%	32.6%	31.7%
Non-GAAP Segment Gross Profit Margin	34.6%	41.6%	36.9%	32.2%	34.0%	32.8%

ASTRONOVA, INC.

Reconciliation of Segment Operating Profit and Margin to Non-GAAP Operating Profit and Margin

Amounts In Thousands

(Unaudited)

	Three Months Ended
	April 30, 2026			April 30, 2025
	Product ID	Aerospace	Total	Product ID	Aerospace	Total
Segment Operating Income	$566	$3,878	$4,444	$260	$1,979	$2,239
Inventory Step-Up	—	—	—	61	—	61
Inventory Provision	232	(495)	(263)	—	—	—
Bonus	60	10	70	—	—	—
Restructuring Charges	362	—	362	339	171	510
MTEX-related Acquisition Expenses	—	—	—	336	—	336
Non-Recurring Legal, Professional & Other Expenses	43	—	43	—	—	—

Non-GAAP - Segment Operating Income	$1,263	$3,393	$4,656	$995	$2,150	$3,145

Revenue	$26,089	$13,275	$39,364	$26,289	$11,419	$37,708
Operating Margin	2.2%	29.2%	11.3%	1.0%	17.3%	5.9%
Non-GAAP Operating Margin	4.8%	25.6%	11.8%	3.8%	18.8%	8.3%

AstroNova Reports 4.4% Growth in Sales for First Quarter Fiscal 2027

June 8, 2026

ASTRONOVA INC.

Reconciliation of Segment and Consolidated Net Income to Adjusted EBITDA (Past Quarters and Years)

(Unaudited, $ in thousands)

	2024	Q1 25	Q2 25	Q3 25	Q4 25	FY25	Q1 26	Q2 26	Q3 26	Q4 26	FY26	Q1 27
Operating Income	$8,240	$1,108	$3,302	$2,792	$1,886	$9,088	$1,980	$1,666	$3,780	$2,338	$9,763	$3,878
Other	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—	15

Profit Before Tax	$8,240	1,108	3,302	2,792	1,886	$9,088	1,980	1,666	3,780	2,338	$9,763	$3,863
Tax	—	—	—	—	—	—	—	—	—	—	—	—

Net Income	$8,240	1,108	3,302	2,792	1,886	$9,088	1,980	1,666	3,780	2,338	$9,763	$3,863
Interest expense	—	—	—	—	—	—	—	—	—	—	—	15
Tax	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation & Amortization	1,873	374	378	365	365	1,482	373	368	363	360	1,464	332
Share-Based Compensation	126	37	39	36	29	140	43	46	80	94	263	44
Bonus			—	—	—	—	—	—	—	—	—	10
Inventory Provision	—	—	—	—	—	—	—	—	(311)	311	—	(495)
Restructuring Charges	—	—	—	—	—	—	170	1	—	—	171	—

Adjusted EBITDA	$10,239	$1,519	$3,719	$3,193	$2,279	$10,710	$2,566	$2,081	$3,911	$3,104	$11,662	$3,769

Revenue	$44,045	$9,776	$13,374	$14,105	$11,683	$48,938	$11,419	$11,348	$12,320	$11,206	$46,294	$13,275
Adjusted EBITDA Margin	23.2%	15.5%	27.8%	22.6%	19.5%	21.9%	22.5%	18.3%	31.7%	27.7%	25.2%	28.4%

	2024	Q1 25	Q2 25	Q3 25	Q4 25	FY25	Q1 26	Q2 26	Q3 26	Q4 26	FY26	Q1 27
Operating Income	$5,325	$1,449	$(121)	$(113)	$(13,075)	$(11,860)	$260	$(192)	$(304)	$(234)	$(470)	$566
Other	—	—	—	—	—	—	—	—	—	—	—	20
Interest expense	—	—	—	—	—	—	—	—	—	—	—	24

Profit Before Tax	$5,325	1,449	(121)	(113)	(13,075)	$(11,860)	260	(192)	(304)	(234)	$(470)	$522
Tax	—	—	—	—	—	—	—	—	—	—	—	364

Net Income	$5,325	1,449	(121)	(113)	(13,075)	$(11,860)	260	(192)	(304)	(234)	$(470)	$158
Interest expense	—	—	—	—	—	—	—	—	—	—	—	24
Tax	—	—	—	—	—	—	—	—	—	—	—	364
Depreciation & Amortization	2,378	532	921	929	896	3,279	913	909	489	1,013	3,322	844
Share-Based Compensation	317	64	74	94	75	308	(7)	86	88	207	373	26
Bonus	—	—	—	—	—	—	—	—	—	—	—	60
MTEX-related Acquisition Expenses	—	—	625	325	254	1,204	337	(26)	—	—	311	—
Inventory Step-Up	—	—	120	34	62	216	61	—	—	—	61	—
Inventory Provision	—	—	—	—	—	—	—	—	670	54	724	232
Restructuring Charges	2,494	—	—	—	—	—	339	94	(2)	52	483	362
Product Retrofit Costs	642	—	—	—	—	—	—	—	—	185	185	—
Non-Recurring Legal Expenses	—	—	—	—	—	—	—	—	134	(182)	(48)	43
Goodwill Impairment	—	—	—	—	13,403	13,403	—	—	297	—	297	—

Adjusted EBITDA	$11,156	$2,046	$1,619	$1,269	$1,615	$6,550	$1,903	$870	$1,371	$1,095	$5,239	$2,112

Revenue	$104,041	$23,185	$27,165	$26,317	$25,679	$102,345	$26,289	$24,754	$26,849	$26,330	$104,221	$26,089
Adjusted EBITDA Margin	10.7%	8.8%	6.0%	4.8%	6.3%	6.4%	7.2%	3.5%	5.1%	4.2%	5.0%	8.1%

	2024	Q1 25	Q2 25	Q3 25	Q4 25	FY25	Q1 26	Q2 26	Q3 26	Q4 26	FY26	Q1 27
Operating Income	$(4,768)	$(1,211)	$(2,120)	$(1,416)	$(1,122)	$(5,869)	$(1,668)	$(2,181)	$(2,187)	$(2,050)	$(8,087)	$(2,882)
Other	26	118	173	46	100	437	(24)	104	210	(51)	239	18
Interest expense	2,697	482	938	944	847	3,210	897	885	827	894	3,503	635

Profit Before Tax	$(7,491)	(1,811)	(3,231)	(2,406)	(2,069)	$(9,516)	(2,541)	(3,170)	(3,224)	(2,893)	$(11,829)	$(3,536)
Tax	1,379	(434)	261	34	2,342	2,203	75	(454)	(128)	346	(161)	(168)

Net Income	$(8,870)	(1,377)	(3,492)	(2,440)	(4,411)	$(11,719)	(2,616)	(2,716)	(3,096)	(3,239)	$(11,668)	$(3,368)
Interest expense	2,697	482	938	944	847	3,210	897	885	827	894	3,503	635
Tax	1,379	(434)	261	36	2,342	2,205	75	(454)	(128)	346	(161)	(168)
Depreciation & Amortization	15	4	4	6	4	19	4	4	5	5	18	6

EBITDA	$(4,779)	(1,324)	(2,289)	(1,454)	(1,218)	$(6,285)	(1,640)	(2,282)	(2,392)	(1,994)	$(8,308)	$(2,894)
Share-Based Compensation	903	223	368	222	116	929	270	367	586	449	1,673	318
Bonus	—	—	—	—	—	—	—	—	—	—	—	95
CFO Transition Costs	—	—	432	—	—	432	—	—	—	—	—	—
Restructuring Charges	82	—	—	—	—	—	49	595	60	—	703	0
Non-Recurring Legal Expenses	—	—	—	—	—	—	—	69	254	440	763	720
Non-Recurring Proxy Costs	—	—	—	—	—	—	—	355	172	210	738	—
Realized Fx	—	—	—	—	—	—	—	—	100	—	100	—
Other (Income) and Expense	—	—	—	—	—	—	—	—	112	—	112	—

Adjusted EBITDA	$(3,794)	$(1,101)	$(1,489)	$(1,232)	$(1,102)	$(4,924)	$(1,321)	$(896)	$(1,108)	$(895)	$(4,220)	$(1,760)

	2024	Q1 25	Q2 25	Q3 25	Q4 25	FY25	Q1 26	Q2 26	Q3 26	Q4 26	FY26	Q1 27
Operating Income	$8,796	$1,346	$1,061	$1,263	$(12,311)	$(8,641)	$572	$(708)	$1,288	$55	$1,208	$1,562
Other	26	118	173	46	100	437	(24)	104	210	(51)	239	38
Interest expense	2,697	482	938	944	847	3,210	897	885	827	894	3,503	675

Profit Before Tax	$6,073	746	(50)	273	(13,258)	$(12,288)	(301)	(1,697)	251	(789)	$(2,535)	$849
Tax	1,379	(434)	261	34	2,342	2,202	75	(454)	(128)	346	(161)	196

Net Income	$4,694	1,180	(311)	239	(15,600)	$(14,490)	(376)	(1,243)	379	(1,134)	$(2,373)	$653
Interest expense	2,697	482	938	944	847	3,210	897	885	827	894	3,503	675
Tax	1,379	(434)	261	36	2,342	2,202	75	(454)	(128)	346	(161)	196
Depreciation & Amortization	4,266	911	1,304	1,300	1,266	4,780	1,290	1,280	856	1,379	4,805	1,182

EBITDA	$13,036	2,139	2,191	2,519	(11,146)	$(4,297)	1,886	469	1,934	1,485	$5,774	$2,706
Share-Based Compensation	1,347	325	481	352	219	1,378	306	499	754	751	2,310	389
Bonus	—	—	—	—	—	—	—	—	—	—	—	165
MTEX-related Acquisition Expenses	—	—	625	325	254	1,204	337	(26)	—	—	311	—
CFO Transition Costs	—	—	432	—	—	432	—	—	—	—	—	—
Inventory Step-Up	—	—	120	34	62	216	61	—	—	—	61	—
Inventory Provision	—	—	—	—	—	—	—	—	359	365	724	(264)
Restructuring Charges	2,576	—	—	—	—	—	558	689	59	52	1,357	362
Product Retrofit Costs	642	—	—	—	—	—	—	—	—	185	185	—
Non-Recurring Legal Expenses	—	—	—	—	—	—	—	69	387	258	715	763
Non-Recurring Proxy Costs	—	—	—	—	—	—	—	355	172	210	738	—
Realized Fx	—	—	—	—	—	—	—	—	100	—	100	—
Other (Income) and Expense	—	—	—	—	—	—	—	—	112	—	112	—
Goodwill Impairment	—	—	—	—	13,403	13,403	—	—	297	—	297	—

Adjusted EBITDA	$17,601	$2,463	$3,849	$3,230	$2,793	$12,336	$3,149	$2,056	$4,175	$3,306	$12,682	$4,121

Revenue	$148,086	$32,961	$40,539	$40,422	$37,361	$151,283	$37,708	$36,102	$39,169	$37,536	$150,515	$39,364
Adjusted EBITDA Margin	11.9%	7.5%	9.5%	8.0%	7.5%	8.2%	8.4%	5.7%	10.7%	8.8%	8.4%	10.5%